United States
Securities and Exchange Commission
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 19, 2019
Jones Lang LaSalle Incorporated
(Exact name of registrant as specified in its charter)

Maryland	001-13145	36-4150422
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

200 East Randolph Drive, Chicago, IL	60601
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 312-782-5800
Former name or former address, if changed since last report: Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
News Release
On March 19, 2019, Jones Lang LaSalle, Inc., a Maryland corporation ("JLL"), and HFF, Inc., a Delaware corporation ("HFF"), issued a joint news release announcing the execution of an Agreement and Plan of Merger, among JLL, JLL CM, Inc., a wholly-owned subsidiary of JLL, JLL CMG, LLC, a wholly-owned subsidiary of JLL, and HFF, pursuant to which, subject to the satisfaction or waiver of certain conditions, JLL has agreed to acquire HFF. A copy of the news release is filed as Exhibit 99.1 hereto, and the full text of such news release is incorporated by reference into this Item 7.01.
Investor Presentation
Additionally, JLL held a conference call and live webcast for shareholders, analysts and investment professionals on March 19, 2019 to provide supplemental information regarding the proposed merger transaction involving JLL and HFF. A copy of the presentation for the conference call is attached as Exhibit 99.2 to this Form 8-K and is incorporated by reference into this Item 7.01.
In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Form 8-K, including Exhibits 99.1 and 99.2, shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.
Additional Information Regarding the Transaction and Where to Find It
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication is being made in respect of the proposed merger transaction involving JLL and HFF, among other things. The proposed merger transaction will be submitted to the stockholders of HFF for their consideration. In connection therewith, the parties intend to file relevant materials with the Securities and Exchange Commission (the "SEC"), including a definitive proxy statement/prospectus, which will be mailed to the stockholders of HFF. However, such documents are not currently available. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, AS APPLICABLE, INVESTORS AND SECURITYHOLDERS OF JLL AND/OR HFF ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER TRANSACTION. Investors and securityholders may obtain free copies of the definitive proxy statement/prospectus, any amendments or supplements thereto and other documents containing important information about each of JLL and HFF, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by JLL will be available free of charge under the "Investor relations" section of JLL's website located at ir.jll.com or by contacting JLL's Investor Relations Department at (312) 252-8943 or JLLInvestorRelations@JLL.com. Copies of the documents filed with the SEC by HFF will be available free of charge under the "Investor Relations" section of HFF's website located at http://www.hfflp.com or by contacting HFF's Investor Relations Department at (7138) 852-3500 or InvestorRelations@hfflp.com.

Participants in the Solicitation
JLL and HFF and their respective directors and executive officers, certain other members of their respective management and certain of their respective employees, may be deemed to be participants in the solicitation of proxies in connection with the proposed merger transaction. Information about the directors and executive officers of HFF is set forth in its proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on April 28, 2018, and its annual report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 28, 2019, each of which can be obtained free of charge from the sources indicated above. Information about the directors and executive officers of JLL is set forth in its proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on April 19, 2018, and its annual report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 26, 2019, each of which can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.
No Offer or Solicitation
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.
Cautionary Statement Regarding Forward-Looking Statements
This communication contains certain statements regarding intentions, beliefs and expectations or predictions for the future of JLL and HFF, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995, including statements with respect to the anticipated effects of the proposed transaction, expectations with respect to synergies, the proposed transaction's anticipated benefits to stockholders, the anticipated timing of the closing of the proposed transaction and plans with respect to the leadership of the combined company following the closing of the proposed transaction. Words such as "believes," "expects," "anticipates," "estimates," "intends," "plans," "seeks," "projects" or words of similar meaning, or future or conditional verbs, such as "will," "should," "would," "could," "may" or variations of such words and similar expressions are intended to identify such forward-looking statements, which are not statements of historical fact or guarantees or assurances of future performance. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking.
Actual results could differ materially from those projected or forecast in the forward-looking statements. The factors that could cause actual results to differ materially include, without limitation, the following risks, uncertainties or assumptions: the satisfaction of the conditions precedent to the consummation of the proposed transaction, including, without limitation, the receipt of HFF stockholder and regulatory approvals on the terms desired or anticipated; unanticipated difficulties or expenditures relating to the proposed transaction, including, without limitation, difficulties that result in the failure to realize expected synergies, efficiencies and cost savings from the proposed transaction within the expected time period (if at all); potential difficulties in JLL's and HFF's ability to retain employees as a result of the announcement and pendency of the proposed transaction; JLL's ability to obtain and maintain an investment grade credit rating and obtain financing on the anticipated terms and schedule; risks relating to the value of JLL's shares to be issued in the transaction; disruptions of JLL's and HFF's current plans, operations and relationships with customers caused by the announcement and pendency of the proposed transaction; legal proceedings that may be instituted against JLL and HFF following announcement of the proposed transaction; and other factors described in JLL's annual report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 26, 2019, HFF's annual report for the fiscal year ended December 31, 2018, which was filed with the SEC on February 28, 2019, and other filings made by JLL and HFF from time to time with the SEC. The factors described in such SEC filings include, without limitation: the effect of political, economic and market conditions and geopolitical events; the logistical and other challenges inherent in operating in numerous different countries; the actions and initiatives of current and potential competitors; the level and volatility of real estate prices, interest rates, currency values and other market indices; the outcome of pending litigation; and the impact of current, pending and future legislation and regulation.
Neither JLL nor HFF undertakes, and each of them expressly disclaims, any duty to update any forward-looking statement whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Joint news release issued by Jones Lang LaSalle Incorporated and HFF, Inc. dated March 19, 2019
99.2	Investor presentation slides, dated March 19, 2019

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2019
Jones Lang LaSalle Incorporated

By: /s/ Stephanie Plaines
Name: Stephanie Plaines
Title: Executive Vice President and Chief Financial Officer